UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Ireland	333-190859	Not Applicable
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 6040031

33 Sir John Rogerson’s Quay, Dublin 2, Ireland

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Financing Matters

As previously announced, on November 8, 2013, Perrigo Company Limited (the “Issuer”), issued $500,000,000 aggregate principal amount of its 1.30% Senior Notes due 2016 (the “2016 Notes”), $600,000,000 aggregate principal amount of its 2.30% Senior Notes due 2018 (the “2018 Notes”), $800,000,000 aggregate principal amount of its 4.00% Senior Notes due 2023 (the “2023 Notes”) and $400,000,000 aggregate principal amount of its 5.30% Senior Notes due 2043 (the “2043 Notes” and, together with the 2016 Notes, the 2018 Notes and the 2023 Notes, the “Notes”) pursuant to an indenture, dated as of November 8, 2013, among the Issuer, the guarantors party thereto and Wells Fargo Bank, N.A., as trustee (the “Indenture”), governing the Notes. In connection with the Transactions referred to below in Item 2.01, effective December 18, 2013, Perrigo Company, an indirectly wholly-owned subsidiary of the Issuer, and certain of its subsidiaries executed supplemental indentures and became guarantors of the Notes.

Registration Rights Agreement

Effective December 18, 2013, Perrigo Company and certain of its subsidiaries that became guarantors of the Notes, executed joinder agreements and became party to the previously disclosed registration rights agreement with respect to the Notes.

Indemnification Agreements

Effective December 18, 2013, Perrigo Company plc (“New Perrigo”) entered into indemnity agreements with certain directors (the “New Perrigo Director Indemnity Agreements”) and officers (the “New Perrigo Officer Indemnity Agreements”) of New Perrigo. The New Perrigo Director Indemnity Agreements and the New Perrigo Officer Indemnity Agreements provide indemnification to such directors and officers to the fullest extent permitted by the laws of Ireland.

Effective December 18, 2013, Perrigo Company (“Perrigo”), an indirectly wholly-owned subsidiary of New Perrigo, entered into indemnification agreements (the “Perrigo Company Indemnity Agreements”) with certain directors and executive officers of New Perrigo. The Perrigo Company Indemnification Agreements provide indemnification to such directors and officers to the fullest extent permitted by the Michigan Business Corporation Act.

The foregoing descriptions of the New Perrigo Director Indemnity Agreements, the New Perrigo Officer Indemnity Agreements and the Perrigo Company Indemnity Agreements are general descriptions only and are qualified in their entirety by reference to the forms of the New Perrigo Director Indemnity Agreement, the New Perrigo Officer Indemnity Agreement and Perrigo Company Indemnity Agreement, respectively, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Transactions referred to below in Item 2.01, the Issuer terminated its Credit Agreement (the “2011 Credit Agreement”), dated as of October 26, 2011 among the Issuer, as borrower, the financial institutions listed therein and JPMorgan Chase Bank, N.A., as administrative agent, in its entirety effective December 18, 2013.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 18, 2013, pursuant to the Transaction Agreement, dated July 28, 2013 (the “Transaction Agreement”), between Perrigo Company (“Perrigo”), Elan Corporation, plc (“Elan”), Leopard Company (“MergerSub”), Habsont Limited and New Perrigo, (a) New Perrigo acquired Elan (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) MergerSub merged with and into Perrigo, with Perrigo as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Perrigo and Elan became wholly owned subsidiaries of New Perrigo.

Pursuant to the terms of the Transaction Agreement, each Elan ordinary share (“Elan Ordinary Shares”) and each Elan American Depositary Share (“Elan ADSs” and, together with the Elan Ordinary Shares, the “Elan Shares”) was converted into the right to receive $6.25 in cash and 0.07636 of a New Perrigo ordinary share (the “New Perrigo Ordinary Shares”), and each of Perrigo’s common shares (the “Perrigo Common Shares”) was converted into the right to receive $0.01 in cash and one New Perrigo Ordinary Share.

The issuance of New Perrigo Ordinary Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New Perrigo’s registration statement on Form S-4 (File No. 333-190859) (the “Registration Statement”) filed with the SEC and declared effective on October 9, 2013. The definitive joint proxy statement/prospectus of Perrigo and Elan, dated October 15, 2013, that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Perrigo and Elan in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Perrigo is the successor issuer to Perrigo and to Elan. New Perrigo’s Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Perrigo is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Perrigo hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. New Perrigo’s Ordinary Shares were approved for listing on the New York Stock Exchange (“NYSE”) and the Tel Aviv Stock Exchange (“TASE”) and will trade under the symbol “PRGO.”

Prior to the Transactions, Perrigo’s Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the TASE. The Elan ADSs were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Elan Ordinary Shares were listed on Irish Stock Exchange (the “ISE”). The Perrigo Common Shares were suspended from trading (i) on the NYSE as of close of business (Eastern Standard Time) on December 18, 2013 and (ii) on the TASE as of close of business (local time) on December 19, 2013. The Elan ADS were suspended from trading on the NYSE as of close of business (Eastern Standard Time) on December 18, 2013, and the Elan Ordinary Shares were suspended from trading on the ISE as of close of business (local time) on December 17, 2013. Each of Perrigo and Elan expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Perrigo Common Shares and the Elan ADSs, respectively.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Exhibit 2.1 to Perrigo’s current report filed on Form 8-K dated as of July 29, 2013, and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Transactions, on December 18, 2013, each Perrigo Common Share was cancelled and automatically converted into the right to receive $0.01 in cash and one New Perrigo Ordinary Share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2013, in connection with the consummation of the Transactions, New Perrigo amended and restated its memorandum and articles of association. The amended and restated Memorandum and articles of association of New Perrigo were included as Exhibit 4.2 to New Perrigo’s Registration Statement on Form S-8 filed with the SEC on December 19, 2013 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

New Perrigo’s news release announcing the completion of the Acquisition is furnished as Exhibit 99.1 to this Form 8-K.

The information in the news release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b)	Pro Forma Financial Information

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d)	List of Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated as of July 28, 2013, between Perrigo Company, Elan Corporation plc, Leopard Company, Habsont Limited and Perrigo Company plc (incorporated by reference to Exhibit 2.1 of Perrigo Company’s July 29, 2013 Current Report on Form 8-K).

3.1	Certificate of Incorporation of Perrigo Company plc (formerly known as Perrigo Company Limited) (incorporated by reference to Exhibit 4.1 of Perrigo Company plc’s Registration Statement on Form S-8 filed December 19, 2013).

3.2

Amended and Restated Memorandum and Articles of Association of Perrigo Company plc (formerly known as Perrigo Company Limited) (incorporated by reference to Exhibit 4.2 of Perrigo Company plc’s Registration Statement on Form S-8 filed December 19, 2013).

4.1	First Supplemental Indenture, dated December 18, 2013 to the Indenture dated as of November 8, 2013, among the Issuer, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee.

10.1	Form of New Perrigo Director Indemnity Agreement.

10.2	Form of New Perrigo Officer Indemnity Agreement.

10.3	Form of Perrigo Company Indemnity Agreement.

99.1	Press Release issued by Perrigo Company plc and Elan Corporation, plc. on December 18, 2013.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Perrigo, New Perrigo, Elan, the acquisition and other transactions contemplated by the Transaction Agreement, acquisition financing, Perrigo’s, New Perrigo’s or Elan’s long-term credit rating and revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Perrigo, New Perrigo or Elan, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that Perrigo’s, New Perrigo’s and Elan’s goals and expectations are not predictions of actual performance. Perrigo’s, New Perrigo’s or Elan’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the Elan acquisition and the ability to recognize the anticipated synergies and benefits of the Elan acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render Perrigo, New Perrigo or Elan liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for Perrigo’s, New Perrigo’s or Elan’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Perrigo’s, New Perrigo’s or Elan’s facilities, products and/or businesses; changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in New Perrigo’s public filings with the Securities and Exchange Commission, including but not limited to Perrigo Company plc’s Registration Statement on Form S-4, as amended, and Quarterly Report on Form 10-Q for the period ended September 28, 2013, Perrigo’s periodic public filings with the Securities and Exchange Commission, including but not limited to Perrigo Company’s Annual Report on Form 10-K for the year ended June 29, 2013, as amended, and Quarterly Report on Form 10-Q for the period ended September 28, 2013, and Elan’s periodic public filings with the Securities and Exchange Commission, including but not limited to Elan Corporation, plc’s Annual Report on Form 20-F for the year ended December 31, 2012. Except as expressly required by law, New Perrigo disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Todd W. Kingma
Dated: December 19, 2013		Todd W. Kingma
Executive Vice President, General Counsel and
Company Secretary

Index of Exhibits

Exhibit Number	Description

2.1	Transaction Agreement, dated as of July 28, 2013, between Perrigo Company, Elan Corporation plc, Leopard Company, Habsont Limited and Perrigo Company plc (incorporated by reference to Exhibit 2.1 of Perrigo Company’s July 29, 2013 Current Report on Form 8-K).

3.1	Certificate of Incorporation of Perrigo Company plc (formerly known as Perrigo Company Limited) (incorporated by reference to Exhibit 4.1 of Perrigo Company plc’s Registration Statement on Form S-8 filed December 19, 2013).

3.2	Amended and Restated Memorandum and Articles of Association of Perrigo Company plc (formerly known as Perrigo Company Limited) (incorporated by reference to Exhibit 4.2 of Perrigo Company plc’s Registration Statement on Form S-8 filed December 19, 2013).

4.1	First Supplemental Indenture, dated December 18, 2013 to the Indenture dated as of November 8, 2013, among the Issuer, the guarantors named therein and Wells Fargo Bank, N.A., as Trustee.

10.1	Form of New Perrigo Director Indemnity Agreement.

10.2	Form of New Perrigo Officer Indemnity Agreement.

10.3	Form of Perrigo Company Indemnity Agreement.

99.1	Press Release issued by Perrigo Company plc and Elan Corporation, plc on December 18, 2013.